NET INCOME (LOSS) PER SHARE (Details) (USD $) In Thousands, except Share data, unless otherwise specified	6 Months Ended
	Jun. 30, 2012	Jun. 30, 2011
NET INCOME (LOSS) PER SHARE [Abstract]
Net Income	$ 383	$ 357
Weighted average ordinary shares outstanding	10,382,000	8,303,000
Dilutive effect:
Warrants and Options	1,377,000	1,707,000
Diluted weighted average ordinary shares	11,759,000	10,010,000
Basic net earnings per share	$ 0.04	$ 0.04
Diluted net earnings per share	$ 0.03	$ 0.04